SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        PRICE COMMUNICATIONS CORPORATION
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              New York                                    13-2991700
--------------------------------------------    ------------------------------
(State of Incorporation or Organization)               (I.R.S. Employer
                                                     Identification no.)

  45 Rockefeller Plaza, New York, New York                  10020
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(Address of Principal Executive Officers)                  Zip Code)


  If this form relates to the              If this form relates to the
  registration of a class of securities    registration of a class of securities
  pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
  Exchange Act and is effective            Exchange Act and is effective
  pursuant to General Instruction          pursuant to General Instruction
  A.(c), please check the following        A.(d), please check the following
  box. |X|                                 box. |_|

Securities Act registration statement file number to
     which this form relates:                                 001-08309
                                                           ---------------
                                                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:


              Title of Each Class               Name of Each Exchange on Which
              to be so Registered                Each Class is to be Registered
              -------------------               -------------------------------

Common Stock Purchase Rights under                   New York Stock Exchange
  Rights Plan
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                                (Title of Class)

                                     None
--------------------------------------------------------------------------------
                                (Title of Class)

This amendment is being filed for the sole purpose of changing the "Name of Each Exchange on Which Each Class is to be Registered" from the American Stock Exchange to the New York Stock Exchange.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

February 8, 2000

                                                Price Communications Corporation
                                                --------------------------------
                                                           (Registrant)


                                                By: /s/ Robert Price
                                                  ------------------------------
                                                  Name:  Robert Price
                                                  Title: President